         FIRST AMENDMENT, dated as of April 27, 1998 (this "First Amendment"), to the Credit Agreement, dated as of March 2, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CONSOLIDATED CIGAR CORPORATION (the "Company"), the financial institutions from time to time parties thereto (the "Lenders"), CHASE SECURITIES, INC., as arranger, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent"), NATIONSBANK, N.A., as documentation agent (in such capacity, the "Documentation Agent"), and CREDIT SUISSE FIRST BOSTON, as syndication agent (in such capacity, the "Syndication Agent").


                              W I T N E S S E T H :

         WHEREAS, the Company has requested that the Credit Agreement be amended as more fully set forth herein;

         WHEREAS, the Lenders and the Administrative Agent are willing to consent to such amendment only upon the terms, and subject to the conditions, set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company, the Lenders and the Administrative Agent hereby agree as follows:

         1. Definitions. Capitalized terms which are used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein.

         2. First Amendment to the Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the reference to "$140,000,000" in the definition of "Aggregate Commitment" and replacing it with "$190,000,000" and (ii) deleting the reference to "for the fiscal quarter ended June 30, 1998" in the definitions of "Applicable Margin" and "Commitment Fee Rate" and replacing it with "for the fiscal year ended December 31, 1998";

         (b) Subsection 4.1 of the Credit Agreement is hereby amended by adding the following clause (b) thereto and relettering subsections 4.1(b), (c) and (d) as 4.1(c), (d) and (e), respectively:

         "On December 31, 1999, the Aggregate Commitment shall be reduced by $20,000,000 and on December 31, 2000, the Aggregate Commitment shall be reduced by $30,000,000. Such reductions of the Aggregate Commitment shall be pro rata among the Lenders and shall permanently reduce the Aggregate Commitment then in effect."

         (c) Subsection 8.6(c) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         "(c) So long as no Default or Event of Default has occurred and is continuing at the time such Restricted Payment is made or would result therefrom, (i) for the

         1998 fiscal year of the Company, Restricted Payments in an aggregate amount not to exceed the sum of (A) the greater of (I) 50% of Consolidated Net Income for the prior fiscal year (the "NI Amount") and
         (II) $10,000,000 plus (B) $5,000,000 ( provided that, to the extent Restricted Payments actually made in the 1998 fiscal year exceed the amount permitted by clause (i)(A) above, such excess amount shall be the "Additional RP Amount"), and (ii) for each fiscal year of the Company thereafter, Restricted Payments in an aggregate amount not to exceed the greater of (I) the NI Amount and (II) $10,000,000, provided that, for the 1999 and each subsequent fiscal year of the Company, to the extent the NI Amount exceeds $10,000,000 such NI Amount shall be reduced to $10,000,000 to the extent of the Additional RP Amount (but only to the extent the Additional RP Amount has not been applied in prior fiscal years to reduce the NI Amount), and provided, further, that to the extent that Restricted Payments actually made in the 1998 fiscal year exceed the amount permitted by clause (i)(A) to be made, such excess shall be made solely for the purpose of enabling Holdings to repurchase its capital stock."

         (d) Schedule 1.1(B) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 1.1(B) attached hereto as Annex A.

         3. Fee. The Company agrees to pay to each Lender a fee in an amount equal to .15% of the amount by which such Lender's Commitment is increased by this First Amendment.

         4. Conditions to Effectiveness. This First Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this First Amendment duly executed by the Company and the Required Lenders.

         5. Representations and Warranties. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates in all material respects the representations and warranties made by it in Section 5 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this First Amendment.

         6. Reference to and Effect on the Credit Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in
Section 4 of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. The execution, delivery and effectiveness of this First Amendment, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit

Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. This First Amendment shall constitute a Credit Document.

         7. Counterparts. This First Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONSOLIDATED CIGAR CORPORATION


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK, as Administrative
                                  Agent and as a Lender

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  NATIONSBANK, N.A., as Documentation Agent and as a Lender

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CREDIT SUISSE FIRST BOSTON, as Syndication
                                  Agent and as a Lender

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  CREDIT LYONNAIS ATLANTA AGENCY

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BANCO POPULAR DE PUERTO RICO

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CREDIT AGRICOLE INDOSUEZ

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF NEW YORK

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BANK ONE, KENTUCKY, N.A.

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  NATEXIS BANQUE BFCE

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SUNTRUST BANK, SOUTH FLORIDA, N.A.

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ROYAL BANK OF CANADA

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ERSTE BANK

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  Each of the undersigned hereby consents to the First Amendment and reaffirms its Guarantee of all Obligations under the Credit Documents as revised by the First Amendment.

                                  CONSOLIDATED CIGAR HOLDINGS INC.

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  TRIPLE C MARKETING INC.

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CONGAR INTERNATIONAL CORPORATION

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title: